EXHIBIT 2


                             JOINT FILING AGREEMENT

           The undersigned hereby agree that this Schedule 13G shall be filed on behalf of each of them.

                     Dated:  March 8, 2000

                               USN COLLEGE MARKETING, L.P.

                               By: USN College Marketing, Inc., its General Partner

                               By:  /s/ Fred Drasner
                                  ----------------------------------------
                                  Name: Fred Drasner
                                  Title: President



                               USN COLLEGE MARKETING, INC.

                               By:  /s/ Fred Drasner
                                  ----------------------------------------
                                  Name: Fred Drasner
                                  Title: President



                               MBZ TRUST OF 1996

                               By:  /s/ Mortimer B. Zuckerman
                                  ----------------------------------------
                                  Name: Mortimer B. Zuckerman




                              Page 19 of 20 Pages

                                                                     EXHIBIT 2

           The undersigned hereby agree that this Schedule 13G shall be filed on behalf of each of them.

           Dated: March 8, 2000




                                By:   /s/ Mortimer B. Zuckerman
                                   ----------------------------------------
                                          Mortimer B. Zuckerman



                                By:   /s/ Fred Drasner
                                   ----------------------------------------
                                          Fred Drasner




                                By:   /s/ Edward H. Linde
                                   ----------------------------------------
                                          Edward H. Linde








                              Page 20 of 20 Pages